COLUMBIA FUNDS SERIES TRUST

                      Columbia LifeGoal(R) Income Portfolio
                 Columbia LifeGoal(R) Balanced Growth Portfolio
                      Columbia LifeGoal(R) Growth Portfolio
                Columbia LifeGoal(R) Income and Growth Portfolio
             (Each a "Portfolio" and collectively the "Portfolios")

                     Supplement dated March 31, 2009 to the
               Prospectuses dated August 1, 2008, as supplemented



The Board of Trustees of Columbia Funds Series Trust has approved the reopening of Columbia International Value Fund, an underlying fund of each Portfolio, to both existing and new investors, effective on or about March 31, 2009 (the "Effective Date"). Accordingly, on the Effective Date, all references in the Prospectuses, as supplemented, pertaining to the closing of Columbia International Value Fund to new investments are deleted.











        Shareholders should retain this Supplement for future reference.













INT-47/10279-0309